Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to Prospectus dated May 1, 2017
and Summary Prospectus dated May 1, 2017

Baird LargeCap Fund

Robert W. Baird & Co. Incorporated (“Baird”) and L2 Asset Management, LLC (“L2”) have mutually agreed to terminate the Sub-Advisory Agreement between Baird and L2 under which L2 has served as sub-advisor to the Baird LargeCap Fund (the “Fund”).  The effective date of such termination is December 31, 2017, subject to any extension approved by the Board of Directors (“Board”) of Baird Funds, Inc. In connection with termination of the Sub-Advisory Agreement, the Board has determined to close the Fund to new purchases and incoming exchanges effective after market close on October 4, 2017 (except purchases made by existing accounts of current shareholders of the Fund and purchases made through the automatic reinvestment of Fund distributions). At the next meeting of the Board in November 2017, the Board will consider possible alternatives for the Fund following the termination of the Sub-Advisory Agreement with L2, which may include the liquidation of the Fund or the reorganization of the Fund with another mutual fund. More information will be provided to shareholders of the Fund in the coming months.

This Supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is September 29, 2017.